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                                                                     Exhibit 1.1

                                 MASTEC, INC.



                       _________ SHARES OF COMMON STOCK


                            UNDERWRITING AGREEMENT


                                 ____ __, 1996


Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
 c/o Bear, Stearns & Co. Inc.
 245 Park Avenue
 New York, New York  10167

Ladies and Gentlemen:

     MasTec, Inc., a Delaware corporation (the "Company") and the stockholders of the Company listed on Schedule II hereto (collectively, the "Selling Stockholders" and, together with the Company, the "Sellers") confirm their agreement with the several Underwriters listed on Schedule I hereto (collectively, the "Underwriters"), for whom Bear, Stearns & Co. Inc. and Jefferies & Company, Inc. have been duly authorized to act as representatives (the "Representatives") as follows:

     1. Description of Securities. The Company and the Selling Stockholders severally propose, upon the terms and subject to the conditions set forth herein, to issue and sell to the Underwriters an aggregate of _________ shares (the "Firm Shares") of the Company's common stock, $0.10 par value per share (the "Common Stock"). The Firm Shares consist of _________ shares to be issued and sold by the Company (the "Firm Company Shares") and _______ outstanding shares to be sold by the Selling Stockholders. The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional _______ shares (the "Additional Shares" and together with the Firm Company Shares, the "Company Shares") of Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

     2. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder by the Commission (the "Securities Act Regulations"; which together with the Exchange Act Regulations (as defined below), are referred to herein as the "Regulations"), a registration statement, as amended by certain amendments thereto, on Form S-3 (File No. 333-_____), including a preliminary prospectus, subject to completion, relating to the Shares. The Company will next file with the Commission either
(i) prior to the effectiveness of such registration statement, a further amendment


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thereto, including therein a final prospectus or (ii) after the effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) of the Securities Act Regulations, the documents so filed in either case to include all Rule 430A Information (as defined below) and to conform, in content and form, to the last printer's proof thereof furnished to and approved by the Underwriters immediately prior to such filing. If the Company files a registration statement to register any additional shares of Common Stock in connection with the offering of the Shares and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be both the registration statement referred to above (No. 333-_____) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Act.

     As used in this Underwriting Agreement (the "Agreement"), (i) the term "Effective Date" means the later of the date that the registration statement is declared effective by the Commission, or, if a post-effective amendment is filed with respect thereto, the date of such post-effective amendment's effectiveness,
(ii) the term "Registration Statement" means the registration statement, as amended at the time when it becomes effective or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case all information incorporated by reference therein, all Rule 430A Information deemed to be included therein at the Effective Date pursuant to Rule 430A of the Securities Act Regulations and all financial statements and exhibits included or incorporated by reference therein, (iii) the term "Rule 430A Information" means information with respect to the Shares and the public offering thereof permitted, pursuant to the provisions of paragraph (a) of Rule 430A of the Securities Act Regulations, to be omitted from the form of prospectus included in the Registration Statement at the time it is declared effective by the Commission, (iv) the term "Prospectus" means the form of final prospectus relating to the Shares first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations or, if no filing pursuant to Rule 424(b) is required, the form of final prospectus included in the Registration Statement at the Effective Date and (v) the term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Securities Act Regulations) with respect to the Shares that omits Rule 430A Information. Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any preliminary prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act Regulations"), and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement the term "subsidiaries" shall mean all direct and indirect subsidiaries of the Company, as listed on Exhibit A hereto, and shall include those corporations, partnerships and other business entities, whether domestic or foreign, which are, or under generally accepted accounting principles should be, consolidated for purposes of the Company's financial reporting.

     3. Purchase and Sale of the Shares. Subject to all the terms and conditions set forth herein (i) the Company agrees to issue and sell _________ Firm Shares and (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite such Selling Stockholder's name on
Schedule II hereto to each Underwriter and, upon the basis of the representations, warranties, covenants and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase

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price of $_____ per Share, the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I hereto (or such number of Firm Shares increased as set forth in Section 13 hereof).

     The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, solely for the purpose of covering over-allotments in connection with sales of the Firm Shares, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 p.m., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of _______ Additional Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as the Underwriters may determine in order to avoid fractional shares) that bears the same proportion to the aggregate number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter on
Schedule I hereto (or such number of Firm Shares increased as set forth in Section 13 hereof) bears to the aggregate number of Firm Shares.

     The Sellers hereby agree, severally and not jointly, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by each stockholder listed on Schedule II hereto, pursuant to which each such person agrees not to sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase, or otherwise transfer or dispose of any capital stock of the Company, or any securities that are convertible into or exercisable or exchangeable for capital stock of the Company, except to the Underwriters pursuant to this Agreement, for a period of ____ days from the date of the Prospectus as set forth in each such agreement, in each case, without the prior written consent of Bear, Stearns & Co., Inc., which consent will not be unreasonably withheld.

     4. Offering. It is understood that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Representatives' judgment is advisable and initially to offer the Shares for sale to the public as set forth in the Prospectus.

     5. Delivery of the Shares and Payment Therefor. Delivery to the Representatives of and payment for the Firm Shares shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, NY 10022, at 10:00 a.m., New York City time, on ____ __, 1996 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between the Representatives and the Company.

     Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, NY 10022 at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from the Representatives to the Company of the Representatives' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between the Representatives and the Company.

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     Certificates for the Firm Shares and for any Additional Shares to be
purchased hereunder shall be registered in such names and in such denominations as the Representatives shall request prior to 9:30 a.m., New York City time, on the second business day preceding the Closing Date or the Option Closing Date, as the case may be. Such certificates shall be made available to the Representatives in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to the Representatives on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by wire transfer of immediately available funds to the Company's and each of the Selling Stockholders' accounts, provided that each of the Company and the Selling Stockholders shall give at least two business days' prior written notice to the Underwriters of the information required to effect such wire transfers.

              6. Covenants of the Company. The Company covenants and agrees with each Underwriter that:

              (a) The Company will, if the Registration Statement has not heretofore become effective under the Act, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A of the Securities Act Regulations, file a post-effective amendment to the Registration Statement, as soon as practicable after the execution and delivery of this Agreement, and will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Securities Act Regulations, or filing of the Prospectus is otherwise required under Rule 424(b) of the Securities Act Regulations, the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) of the Securities Act Regulations within the time period therein prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company in all other respects will comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A of the Securities Act Regulations and with Rule 462 of the Securities Act Regulations, if applicable.

              (b) The Company will promptly advise the Underwriters, and, if so requested by the Underwriters, confirm such advice in writing, (i) when the Registration Statement, any Rule 462 Registration Statement or any post-effective amendment thereto has become effective and if and when the Prospectus is sent for filing pursuant to Rule 424(b) of the Securities Act Regulations, (ii) of receipt by the Company or any representative or attorney of the Company of any communications from the Commission relating to the Company, the Registration Statement, any preliminary prospectus, the Prospectus, any document incorporated by reference therein, or the transactions contemplated by this Agreement, including, without limitation, the receipt of a request by the Commission for any amendment or supplement to the Registration Statement or Prospectus, or any document incorporated by reference therein, or the receipt of any comments from the Commission, (iii) of the initiation or threatening of any proceedings for, or receipt by the Company of any notice with respect to, the issuance by the Commission of any stop order suspending effectiveness of the Registration Statement or any post-effective amendment thereto or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of the Shares for the offering or sale in any jurisdiction and (iv) during the period when the

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          Prospectus is required to be delivered under the Act, of any material change in the Company's condition (financial or otherwise), business, prospects, properties, assets, liabilities, net worth, results of operations, cash flows or of the happening of any event that makes any statement of a material fact made in the Registration Statement untrue or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus untrue or that requires the making of any additions to or changes in the Prospectus required to be made therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company will use its reasonable best efforts to prevent the issuance of an order by the Commission at any time suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of the Shares and, if any such order is issued, to obtain its withdrawal or lifting at the earliest possible time.

              (c) The Company will furnish to the Underwriters without charge up to four signed copies of the Registration Statement (including all exhibits and all documents incorporated by reference therein, as filed with the Commission) and four signed copies of all amendments thereto, and the Company will furnish without charge to those persons designated by each Underwriter such number of conformed copies of the Registration Statement, of each preliminary prospectus, the Prospectus and all amendments of and supplements to such documents, if any, as such Underwriter may reasonably request. The Company consents to the use of the Prospectus and any amendments or supplements thereto by any Underwriter or any dealer, both in connection with the offering or sale of the Shares and for such period of time thereafter as delivery of a Prospectus is required by the Act.

              (d) The Company will not file any amendment or supplement to the Registration Statement, or any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus or any amendment of or supplement to the Prospectus, whether before or after the Effective Date, to which the Underwriters reasonably object in writing after being timely furnished in advance a copy thereof. The Company shall promptly prepare and file with the Commission, upon the Underwriters' reasonable request, any amendment to the Registration Statement or any supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters. The Company will use its best efforts to cause any such amendment or supplement to become effective as promptly as possible.

              (e) During the time that a prospectus relating to the Shares is required to be delivered under the Act, the Company will (i) comply as far as it is able with all requirements imposed upon it by the Act and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Shares as contemplated by the provisions hereof and the Prospectus, and (ii) will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act and the Exchange Act Regulations. If at any time when a prospectus relating to the Shares is required to be delivered under the Act any event shall have occurred as a result of which the Registration Statement or the Prospectus as then supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not

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          misleading, or if it shall be necessary, in the judgment of the
          Company or in the reasonable opinion of either counsel to the Company or counsel to the Underwriters, at any time to amend or supplement the Registration Statement or Prospectus to comply with the Act or the Regulations, or to file under the Exchange Act, so as to comply therewith, any document incorporated by reference in the Registration Statement or Prospectus or in any amendment or supplement thereto, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Underwriters) so that the statements in the Registration Statement and the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Prospectus is so delivered, be misleading, or so to effect such compliance with the Act or the Exchange Act and the Regulations, and the Company will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible.

              (f) The Company will cooperate with the Underwriters and Underwriters' counsel, at or prior to the time the Registration Statement becomes effective, to qualify or register the Shares for offering and sale and to determine the eligibility for investment of the Shares under the securities laws of such jurisdictions as the Underwriters may designate and to maintain such qualification or registration in effect for so long as required for the distribution thereof provided, however that the Company shall not be required in connection therewith to register or qualify as a foreign corporation or to file any general consent to service of process in any jurisdiction where it is not already so qualified or subject.

              (g) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to the Underwriters as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement, covering a period of at least twelve consecutive full calendar months commencing after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date), that satisfies the provisions of Section 11(a) of the Act and Rule 158 of the Securities Act Regulations.

              (h) The Company will apply the proceeds from the sale of the Shares as set forth under the heading "Use of Proceeds" in the Prospectus.

              (i) The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Shares.

              (j) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements of the Company and Sistemas e Instalaciones de Telecomunicacion, S.A. ("Sintel"), for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

              (k) Neither the Company nor any of its subsidiaries will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. Except as permitted by the Act, the Company will not distribute any Registration

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Statement, preliminary prospectus, Prospectus or other offering material in connection with the offering and sale of the Shares.

     (l) The Company will use its best efforts to have the Shares listed for quotation on the Nasdaq National Market concurrently with the effectiveness of the Registration Statement.

     (m) The Company will cooperate and assist in any filings required to be made by the Underwriters with the National Association of Securities Dealers, Inc. ("NASD") and in the performance of any due diligence investigation by any broker/dealer participating in the sale of the Shares.

     (n) For a period of five years from Closing Date the Company will deliver without charge to the Underwriters, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its stockholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or its subsidiaries, including without limitation, press releases.

     (o) During the period of ___ days from the date of the Prospectus, the Company will not, without the prior written consent of Bear Stearns & Co., Inc., which consent will not be unreasonably withheld, directly or indirectly issue, sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase or otherwise transfer or dispose of or register or announce the sale or offering of any shares of capital stock of the Company, or any securities that are convertible into or exercisable or exchangeable for capital stock of the Company, other than (i) the issuance of shares of capital stock of the Company in connection with future acquisitions by the Company of assets of, or equity interests in, telecommunications and related infrastructure services businesses; (ii) the grant of stock options to employees under the Company's stock option plans; (iii) the issuance of the Company's common stock upon the exercise of outstanding stock options, warrants and convertible debt securities; and (iv) the issuance of shares of the Company's common stock pursuant to a shelf registration statement on Form S-4 (File No. 333-09607).

     (p) The Company shall cause each person listed on Schedule II to enter into an agreement in the form set forth in Exhibit D to the effect that they will not, for a period of 180 days after the commencement of the public offering of the Shares, request or demand the filing of a registration statement with respect to, offer, sell, contract to sell or otherwise dispose of any shares of Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) or grant any options or warrants to purchase any shares of Common Stock without the prior written consent of Bear, Stearns & Co. Inc., which consent will not be unreasonably withheld.

     (q) The Company will comply with all the provisions of any undertakings contained in the Registration Statement under the heading "Incorporation of Certain Documents by Reference."

     7. Representations and Warranties of the Company and the Selling Stockholders.

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(1) The Company represents and warrants to each Underwriter that:

     (a) When the Registration Statement becomes effective, when any post-effective amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date, the Registration Statement (which, as defined includes all documents incorporated by reference therein) and, if filed at such time, the Prospectus (which, as defined includes all documents incorporated by reference therein) and any amendments thereof and supplements thereto will comply in all material respects with the applicable provisions of the Act, the Exchange Act and the Regulations, and such Registration Statement (which, as defined includes all documents incorporated by reference therein) did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and such Prospectus (including all documents incorporated by reference therein) or supplement thereto did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or an amendment thereof or pursuant to Rule 424(a) of the Regulations) and when any amendment or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendment or supplement thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. No representation or warranty is made in this subsection (a), however, with respect to any statements in or omissions from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment or supplement thereto based upon and conforming with information furnished in writing by or on behalf of the Underwriters or the Selling Stockholders to the Company expressly for use therein. The Company acknowledges for all purposes under this Agreement (including Section 11 hereof) that the statements set forth in the last paragraph on the front cover page of the Prospectus, the two paragraphs on the inside front cover page of the Prospectus and in the first and second paragraphs and the third sentence of the third paragraph below the table under the caption "Underwriting" in the Prospectus constitute the only written information furnished to the Company by the Underwriters for use in the Prospectus or any preliminary prospectus (or any amendments or supplements thereto).

     (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus and any further documents incorporated by reference, when they became or become effective under the Act or were or are filed with the Commission under the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Regulations; no such document when it was or is filed (or, if an amendment with respect to any such document was or is filed, when such amendment was filed), contained an untrue statement of a material fact

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or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     (c) There are no contracts or documents of the Company or any of its subsidiaries that are required to be described or referred to in the Registration Statement, or to be filed as exhibits thereto or in or to any of the documents incorporated by reference therein by the Act, the Exchange Act or by the Regulations other than those described or referred to therein or filed as exhibits thereto.

     (d) No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus has been issued and no proceedings for that purpose have been commenced or are pending before or, to the knowledge of the Company, are contemplated by the Commission. No stop order suspending the sale of the Shares in any jurisdiction designated by the Representatives has been issued and no proceedings for that purpose have been commenced or are pending or, to the knowledge of the Company, are contemplated.

     (e) Each of the Company and its subsidiaries (A) has been duly organized, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure to be so qualified or in good standing does not and could not reasonably be expected to (x) individually or in the aggregate, result in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Shares pursuant hereto or (z) in any manner draw into question the validity of this Agreement (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect"). All of the issued and outstanding shares of capital stock of, or other ownership interests in, each subsidiary have been duly authorized and validly issued, and, with respect to the capital stock, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights and, except as set forth in the Prospectus or on Exhibit A, are owned by the Company directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other restriction on transferability or voting. Except as set forth in the Prospectus or on Exhibit A, neither the Company nor any of its subsidiaries owns or holds any interest in any corporation, partnership, trust or association, joint venture or other entity.

     (f) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The authorized, issued and outstanding capital stock of the Company conforms in all respects to the description thereof set forth in the Registration Statement and Prospectus. Except as set forth in the Prospectus, there are no outstanding subscriptions, rights, warrants,

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calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable or exercisable for, any capital stock or other equity interest in the Company or any of its subsidiaries.

     (g) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Company Shares as provided herein.

     (h) This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

     (i) None of the Company or any of the subsidiaries is (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state, Federal or Spanish law, statute, ordinance, rule, regulation, requirement, judgment or court decree applicable to the Company or any subsidiary or any of their assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for defaults that could not reasonably be expected to have a Material Adverse Effect.

     (j) All of the Company's subsidiaries are listed on Exhibit A hereto. None of (A) the execution, delivery or performance by the Company of this Agreement and (B) the issuance and sale of the Company Shares violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any subsidiary, or an acceleration of any indebtedness of the Company or any subsidiary pursuant to,
(i) the charter or bylaws of the Company or any subsidiary, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any subsidiary is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Company or any subsidiary or any of their respective assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or the subsidiaries or any of their assets or properties, except in the case of clauses (ii), (iii) and
(iv) for such violations conflicts, breaches, defaults, consents, impositions of liens or accelerations that would not singly, or in the aggregate, have a Material Adverse Effect. Other than as described in the Prospectus, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for (1) the execution, delivery and performance by the Company of this Agreement or (2) the issuance and sale of the Company Shares and the transactions contemplated hereby and thereby, except

     (x) such as have been obtained and made under the Act and state securities or Blue Sky laws and regulations or such as may be required by the NASD or
     (y) where the failure to obtain any such consent, approval, authorization or order of, or filing registration, qualification, license or permit would not reasonably be expected to result in a Material Adverse Effect.

          (k) There is (i) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company or any subsidiary, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject,
     (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body or (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any subsidiary is or may be subject or to which the business, assets or property of the Company or any subsidiary are or may be subject that, in the case of clauses (i), (ii) and (iii) above, (x) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed, (y) could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect or (z) might interfere with, adversely affect or in any manner question the validity of the issuance and sale of the Shares or any of the other transactions contemplated by this Agreement and the Registration Statement.

          (l) Except as set forth in the Prospectus, there is (i) no significant unfair labor practice complaint pending against the Company or any subsidiary nor, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any subsidiary or, to the best knowledge of the Company, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any subsidiary nor, to the best knowledge of the Company, threatened against the Company or any subsidiary and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any subsidiary that, in the case of clauses (i), (ii) or (iii), could reasonably be expected to result in a Material Adverse Effect. To the best knowledge of the Company, except as set forth in the Prospectus, no collective bargaining organizing activities are taking place with respect to the Company and the subsidiaries. None of the Company or any subsidiary has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, which in the case of clause (A), (B) or (C) above could reasonably be expected to result in a Material Adverse Effect.

          (m) None of the Company or any subsidiary has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of such permit, license or approval which could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

          (n) Each of the Company and the subsidiaries has (i) good and marketable title to all of the properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Registration Statement or as would not have a Material Adverse Effect,
     (ii) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business conducted by any of them in the manner described in the Prospectus, except as described in the Prospectus or where failure to hold such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. All such Authorizations are valid and in full force and effect and each of the Company and the subsidiaries is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which the Company and the subsidiaries is a party are valid and binding and no default by the Company or any subsidiary has occurred and is continuing thereunder and, to the best knowledge of the Company and the subsidiaries, no material defaults by the landlord are existing under any such lease that could reasonably be expected to result in a Material Adverse Effect.

          (o) Each of the Company and the subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses (including all state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it or its subsidiaries in connection with the businesses now operated by it or which are proposed to be operated by it or its subsidiaries free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, except where the failure to own or possess or have the right to employ any Intellectual Property could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the Company or any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. To the best knowledge of the Company, except where the infringement could not reasonably be expected to have a Material Adverse Effect, the use of the Intellectual Property in connection with the business and operations of the Company and the subsidiaries does not infringe on the rights of any person.

          (p) None of the Company or any subsidiary, or to the best knowledge of the Company, any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company or any subsidiary has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company or any subsidiary (or assist the Company or any subsidiary in connection with any actual or proposed transaction) which (i) might subject the Company or any subsidiary, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), which could reasonably be expected to have a Material Adverse Effect, (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company or any subsidiary or (iii) if not continued in the future, might have a Material Adverse Effect.

          (q) All material tax returns required to be filed by the Company and each of the subsidiaries in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Company, there are no material proposed additional tax assessments against the Company, the assets or property of the Company or any subsidiary.

          (r) None of the Company or the subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (s) Except as disclosed in the Prospectus, no holders of any securities of the Company or any of the subsidiaries or their respective affiliates or of any options, warrants or other convertible or exchangeable securities of the Company or the subsidiaries or their respective affiliates are entitled to include any such securities in or to have such securities registered under the Registration Statement.

          (t) Each of the Company and the subsidiaries maintains third-party insurance or has established self-insurance arrangements covering its properties, operations, personnel and businesses. Such third-party insurance or self-insurance arrangements insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the subsidiaries and their respective businesses. None of the Company or any subsidiary has received notice from any third-party insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof.

          (u) None of the Company or any of its subsidiaries has taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. Except as permitted by the Act, the Company has not distributed any Registration Statement, preliminary prospectus, Prospectus or other offering material in connection with the offering and sale of the Shares.

          (v) Subsequent to the respective dates as of which information is given in the Registration Statement and up to the Closing Date, except as set forth in the Registration Statement, there has not been any material adverse change in the business, prospects, properties, assets, liabilities, operations, condition (financial or otherwise), results of operations or cash flows of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet included in the Registration Statement, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries, taken as a whole, except for liabilities or obligations which were incurred or undertaken in the ordinary course of business or are reflected in the Registration Statement and the Prospectus. Subsequent to the dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed therein, there has not been any decrease in the capital stock of the Company, any increase in long-term indebtedness or any material increase in short-term indebtedness of the Company, any of its subsidiaries or any payment of or declaration to pay any dividends or any other distribution with respect to the capital stock of the Company.

          (w) Coopers & Lybrand L.L.P., whose reports are included or incorporated by reference in the Registration Statement, are independent certified public accountants with regard to the Company as required by the Act and the Securities Act Regulations. Arthur Andersen, whose reports are included or incorporated by reference in the Registration Statement, are independent certified public accountants of Sintel as required by the Act and the Securities Act Regulations.

          (x) The consolidated historical financial statements of the Company, its subsidiaries and the related notes and schedules included in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and the Securities Act Regulations, including, without limitation, Regulation S-X, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of operations and cash flows of the Company and its subsidiaries for the periods therein specified. Such historical consolidated financial statements (including the related notes and schedules) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject in the case of interim statements to normal year-end audit adjustments. Since the date of the latest of such historical consolidated financial statements, there has been no material adverse change in the financial position, results of operations or business of the Company and its subsidiaries, taken as a whole.

          (y) The financial information of the Company and its subsidiaries set forth in the Prospectus under the captions "Prospectus Summary -- Summary Consolidated Financial Data," "Capitalization," "Selected Consolidated Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" has been fairly stated in all material respects in relation to the relevant financial statements of the Company and its subsidiaries and from which such information has been derived.

          (z) The pro forma financial information and the related notes thereto included in the Registration Statement have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma basis described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (aa) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or any of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Shares.

          (bb) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

          (cc) The Company has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

          (dd) Each of the Company Shares and this Agreement, as or when executed and delivered, will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (ee) The Company has delivered to the Underwriters true and correct executed copies of the acquisition agreement (the "Acquisition Agreement"), dated as of April 30, 1996, with respect to the purchase of Sintel, and all related documents and there have been no material amendments, alterations, modifications or waivers thereto other than those as to which the Underwriters shall previously have been advised. The Acquisition Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Company has not received any notice from, or given any notice to, any other party indicating that the Company or such other party is in breach of or in default under the Acquisition Agreement. To the best knowledge of the Company, no other party to the Acquisition Agreement is in breach of or in default under the Acquisition Agreement, nor has any assertion been made by the Company of any such breach or default. The Company is not in breach of or in default under, nor has any event occurred which (with or without the giving of notice or the passage of time or both) would result in any breach of or default under, the Acquisition Agreement.

          (ff) The closing contemplated by the Acquisition Agreement has occurred, and the Company has purchased all of the issued and outstanding stock of Sintel in accordance with the Acquisition Agreement. The execution, delivery and performance by the Company of the Acquisition Agreement, and the consummation by the Company of the transactions contemplated thereby, was duly authorized by all necessary corporate action on the part of the Company.

     (2) Each Selling Stockholder severally represents and warrants to each Underwriter, and, with respect to Section 7(2)(j), covenants and agrees with each Underwriter, that:

          (a) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date (and Option Closing Date, if applicable) will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (c) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in this Section 7 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Shares by such Selling Stockholder pursuant hereto is not prompted by any material information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

          (d) If such Selling Stockholder is a corporation, such Selling Stockholder has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation.

          (e) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement between the Selling Stockholders and the Company, as Custodian (the "Custody Agreement") and to sell, assign, transfer and deliver such Shares in the manner provided herein and therein, and this Agreement and the Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement and the Custody Agreement is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (f) The power of attorney signed by such Selling Stockholder appointing Jorge Mas as its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, and, pursuant to such power of attorney, such Selling Stockholder has authorized Jorge Mas to execute and deliver on its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

          (g) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

          (h) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder.

          (i) Such parts of the Registration Statement, comprised of the table and notes thereto under the caption "Principal and Selling Stockholders" which specifically relate to such Selling Stockholder do not, and will not on the Closing Date (and option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

          (j) At any time during the period described in paragraph 6(e) hereof, if there is any change in the information referred to in the above paragraph, the Selling Stockholders will immediately notify the Representatives of such change.

          The Company and the Selling Stockholders acknowledge that each of the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 10 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          9. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay and be responsible for all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Selling Stockholders hereunder, including in connection with: (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereto (including, without limitation, financial statements and all exhibits thereto), each preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto, the underwriting documents (including this Agreement) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated); (ii) the preparation (including, without limitation, duplication costs) and delivery of all preliminary and final Blue Sky memoranda prepared and delivered in connection herewith; (iii) the registration with the Commission (including all filing fees incident thereto) and the issuance, transfer and delivery of the Shares to the Underwriters, including, without limitation, the fees of the transfer agent and registrar for the Company, the cost of its personnel and other internal costs, the costs of printing and engraving the certificates representing the Shares and any transfer or other taxes payable thereon; (iv) the qualification or registration of the Shares for offering and sale under state and foreign securities or Blue

Sky laws, including, without limitation, the costs of printing and mailing a preliminary and final Blue Sky memoranda and the reasonable fees and disbursements of Underwriters' counsel in relation thereto; (v) the fees, disbursements and expenses of the Company's counsel and accountants; (vi) the filing, registration, review and clearance of the terms of the public offering of the Shares with and by the NASD including, in each case, any filing fees and fees and disbursements of Underwriters' counsel in connection therewith; and
(vii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Shares (other than out-of-pocket expenses incurred by the Underwriters for travel, meals and lodging).

          10. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Firm Shares, as provided herein, shall be subject to the absence from any certificates, opinions, written statements or letters furnished pursuant to this Section 10 to the Underwriters or to Underwriters' counsel of any misstatement or omission and to the satisfaction of each of the following additional conditions:

          (a) All of the representations and warranties of the Company contained herein shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

          (b) The Registration Statement shall have become effective (or if a post-effective amendment is required to be filed pursuant to Rule 430A under the Securities Act Regulations, such post effective amendment shall become effective) not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by the Representatives. At or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission; and every request for additional information on the part of the Commission (including, without limitation, any request or comment with respect to the Registration Statement, the Prospectus or any document incorporated by reference therein) shall have been complied with in all material respects. No stop order suspending the sale of the Shares in any jurisdiction designated by the Representatives shall have been issued and no proceedings for that purpose shall have been commenced or be pending or, to the knowledge of the Company, be contemplated.

          (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Shares; and no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against, the Company or the subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect.

          (d) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, and except as disclosed therein or contemplated thereby, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company and the subsidiaries from that set forth in the Registration Statement and the Prospectus, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any subsidiary on any class of its capital stock and (iii) neither the Company nor any subsidiary shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and the subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Registration Statement and the Prospectus. Since the date hereof and since the dates as of which information is given in the Registration Statement and the Prospectus, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flow of the Company and its subsidiaries.

          (e) The Underwriters shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) Jorge Mas, President and Chief Executive Officer and (ii) a principal financial officer and Secretary, in form and substance reasonably satisfactory to the Underwriters, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 10 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and stating that each signer of such certificate has examined the Registration Statement and the Prospectus and to the best of their knowledge (A) as of the date of such certificate, such documents do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading and
     (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement or Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not untrue or misleading in any material respect, and (C) there has been no document required to be filed under the Exchange Act and the Exchange Act Regulations that upon such filing would be incorporated by reference into the Prospectus that has not been so filed.

          (f) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and the Underwriters shall have received a certificate to such effect, dated the Closing Date, from each Selling Stockholder.

          (g) At the Closing Date, the Underwriters shall have received the opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company, or such other counsel reasonably satisfactory to the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters and Underwriters' counsel, to the effect set forth in Exhibit B hereto.

          (h) At the Closing Date, the Underwriters shall have received the opinion of Jose M. Sariego, General Counsel of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters and Underwriters' counsel, to the effect set forth in Exhibit C hereto.

          (i) At the time this Agreement is executed and at the Closing Date the Underwriters shall have received from each of (A) Coopers & Lybrand L.L.P., independent certified public accountants for the Company and (B) Arthur Andersen, independent certified public accountants for Sintel, in each case, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Underwriters and in form and substance satisfactory to the Underwriters and counsel to the Underwriters with respect to the financial statements and certain financial information of the Company and Sintel, together with each of their respective direct and indirect subsidiaries contained in the Registration Statement and the Prospectus.

          (j) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 10 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

          (k) On or prior to the Closing Date, the Underwriters shall have received the executed agreements referred to in Section 6(p) hereof.

          (l) Prior to the Closing Date, the Company, its subsidiaries and the Selling Stockholders shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

          If any of the conditions specified in this Section 10 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriters or to Underwriters' counsel pursuant to this Section 10 shall not be reasonably satisfactory in form and substance to the Underwriters and to Underwriters' counsel, all of the obligations of the Underwriters hereunder may be cancelled by the Underwriters at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Sellers in writing, or by telephone, telecopy, telex or telegraph, confirmed in writing.


          11.  Indemnification.

          (a) The Company and each Selling Stockholder, jointly and severally, agree to indemnify and hold harmless (i) each of the Underwriters, (ii) each person, if any, who controls any Underwriter within the meaning of
     Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Underwriters or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the preliminary prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that the Company and the Selling Stockholders will not be liable in any such case to the extent, but only to the extent, that (i) any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter expressly for use therein and (ii) the foregoing indemnity with respect to any untrue statement contained in or omitted from a preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter), from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Shares which are the subject thereof if it is finally judicially determined that such loss, liability, claim, damage or expense resulted solely from the fact that the Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus, as amended or supplemented, and (x) the Company shall have previously and timely furnished sufficient copies of the Prospectus, as so amended or supplemented, to such Underwriter in accordance with this Agreement, (y) the Prospectus, as so amended or supplemented, would have corrected such untrue statement or omission of a material fact and (z) such delivery to such person is required by the Securities Act; and provided further that each of the Selling Stockholders will only be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Underwriters by or on behalf of such Selling Stockholder expressly for use therein. Notwithstanding the foregoing, the aggregate liability of any Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate purchase price received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder. This indemnity agreement will be in addition to any liability which the Company or any Selling Stockholder may otherwise have, including under this Agreement.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company and each Selling Stockholder and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act or
     Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter, as set forth on the cover page of the Prospectus. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 11 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          12. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 11 is for any reason held to be unavailable from the Company or any of the Selling Stockholders or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or any Selling

Stockholder, any contribution received by the Company or any Selling Stockholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or such Selling Stockholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act), to which the Company, any Selling Stockholder and one or more of the Underwriters may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 11, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Shares (net of underwriting discounts and commissions but before deducting expenses) received by the Company or any Selling Stockholder and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 12, (i) in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter pursuant to this Agreement exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, (ii) the aggregate liability of any Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate purchase price received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, (A) each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of any of the Underwriters or any controlling person shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, shall have the same rights to contribution as the Company, subject in each case to clauses (i), (ii) and (iii) of this Section 12. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 12, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 12 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

          13.  Substitution of Underwriters.

          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Shares hereunder, and if the total number of Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made pursuant to subsection (b) below) exceed 10% of the total number of Shares which the Underwriters have agreed to purchase hereunder, then such Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the number of Shares set forth opposite their respective names on Schedule I hereto bear to the total number of Shares set forth opposite the names of the non-defaulting Underwriters.

          (b) In the event that such default relates to more than 10% of the total number of Shares, the non-defaulting Underwriters may in their discretion arrange for themselves or for another party or parties to purchase the Shares to which such default relates on the terms contained herein. In the event that within five (5) calendar days after such a default the non-defaulting Underwriters do not arrange for the purchase of the Shares to which such default relates as provided in this Section 13, this Agreement, the obligations of the Underwriters to purchase, and of the Company to sell, the Shares shall thereupon terminate without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Sections 9, 11(a) and 12) or the Underwriters (except as provided in Sections 11(b) and 12), but nothing in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters, the Company and the Selling Stockholders for damages occasioned by its default hereunder.

          (c) In the event that the Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Underwriters or the Company shall have the right to postpone the Closing Date for a period not exceeding five (5) business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 13 with like effect as if it had originally been a party to this Agreement with respect to such Shares.

          14.  Effective Date of Agreement; Termination.

          (a) This Agreement shall become effective when the Underwriters and the Sellers shall have received notification of the effectiveness of the Registration Statement. Until this Agreement becomes effective as aforesaid, it may be terminated by the Sellers by notifying the Underwriters or by the Underwriters by notifying the Sellers. Notwithstanding the foregoing, the provisions of this Section 14 and of Sections 11 and 12 shall at all times be in full force and effect.

          (b) The Underwriters shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Sellers from the Underwriters, without liability (other than with respect to Sections 11 and 12) on the Underwriters' part to the Sellers if, on or prior to such date,
     (i) the Company or any Selling Stockholder shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Underwriters hereunder as provided in Section 10 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Underwriters any material adverse change shall have occurred since the respective dates as of which information is given in the Registration Statement in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and the subsidiaries taken as a whole, other than as set forth in the Registration Statement, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Underwriters will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York or American Stock Exchanges shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by Federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Underwriters' reasonable judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Shares on the terms and in the manner contemplated in the Registration Statement; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Underwriters' reasonable judgment, makes it inadvisable or impracticable to proceed with the delivery of the Shares as contemplated hereby.

          (c) Any notice of termination pursuant to this Section 14 shall be by telephone or telephonic facsimile, confirmed in writing by letter.

          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by the Underwriters as provided in Section 14(a) or (ii) Section 13(b)), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Underwriters, reimburse the Underwriters for all out-of-pocket expenses (including, without limitation, the fees and expenses of Underwriters' counsel) incurred by the Underwriters in connection herewith.

          15. Agreements of the Selling Stockholders. Each Selling Stockholder severally agrees with the Underwriters and the Company:

          (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder; and

          (b) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

          16. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement, including, without limitation, the agreements contained in Sections 9 and 14(d), the indemnity agreements contained in Section 11 and the contribution agreements contained in Section 12, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of their officers and directors or any controlling person thereof and shall survive delivery of and payment for the Shares to and by the Underwriters. The agreements contained in Sections 9, 11, 12 and 14(d) shall survive the termination of this Agreement, including, without limitation, termination pursuant to Section 13 or 14. The Underwriters shall inform the Company if they become aware of any breach by the Company by the Company or the Selling Stockholders.

          17. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Underwriters, shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department, telecopy number:
(212) 272-3092; and if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to MasTec, Inc., 3155 N.W. 77th Avenue, Suite 130, Miami, Florida 33122-1205, Attention: Legal Department, telecopy number: (305) 406-1907 or -1908, with a copy to Fried, Frank, Harris, Shriver & Jacobson, 1001 Pennsylvania Avenue, N.W., Suite 800, Washington, D.C. 20004-2505, Attention: Stephen I. Glover; and if sent to the Selling Stockholders, shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to MasTec, Inc., 3155 N.W. 77th Avenue, Suite 130, Miami, Florida 33122-1205; Attention: Legal Department, telecopy number: (305) 406-1907 or -1908, with a copy to Fried, Frank, Harris, Shriver & Jacobson, 1001 Pennsylvania Avenue, N.W., Suite 800, Washington, D.C. 20004-2505; Attention: Stephen I. Glover; provided, however, that any notice to any party pursuant to Section 11 or 12 shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to such party.

          18. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, each of the Underwriters and the Sellers and the controlling persons, directors, officers, employees and agents referred to in Sections 11 and 12, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

          19. Construction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          20. Headings. The headings of the paragraphs and sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          21. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.


                                 [Signature page to follow]
          If the foregoing correctly sets forth the understanding among the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                    Very truly yours,


                                    MASTEC, INC.



                                    By:_________________________
                                    Name:   Jorge Mas
                                    Title:  President and Chief Executive
                                            Officer


                                    THE SELLING STOCKHOLDERS NAMED
                                    ON SCHEDULE II HERETO



                                    By:_________________________
                                    Name:   Jorge Mas
                                    Title:  Attorney-in-fact


Confirmed and accepted as of
 the date first above written:

BEAR, STEARNS & CO. INC.
JEFFERIES & COMPANY, INC.

BY:  BEAR, STEARNS & CO. INC.


By:_______________________________
Name:
Title:

                                  SCHEDULE I


                                                            Amount of Shares
Underwriter                                                 to be Purchased
- -----------                                                  ---------------

Bear, Stearns & Co. Inc. ...................................................

Jefferies & Company, Inc. ..................................................

     Total
                                                              ==============

                                  SCHEDULE II


                             Selling Stockholders
                             --------------------


                                                            Number of Firm
Name of Selling Stockholder                                Shares Being Sold
- ---------------------------                                -----------------



     Total
                                                           =================

                                   EXHIBIT A

                         SUBSIDIARIES OF MASTEC, INC.

                                   EXHIBIT B

          FORM OF OPINION OF FRIED, FRANK, HARRIS, SHRIVER & JACOBSON


          1. The Shares have been duly authorized, and, when issued against payment therefor, will be validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The authorized, issued and outstanding capital stock of the Company conforms in all respects to the description thereof set forth in the Registration Statement and Prospectus. Except as set forth in the Prospectus, there are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exercisable or exchangeable for, any capital stock or other equity interest in the Company or any of its subsidiaries known to such counsel, after reasonable inquiry.

          2. The Company Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and, to the knowledge of such counsel after reasonable inquiry, free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company.

          3. The statements under the caption "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein fairly present the information called for with respect to such legal matters, documents and proceedings.

          4. None of (A) the execution, delivery or performance by the Company of the Underwriting Agreement or (B) the issuance and sale of the Shares violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any subsidiary, or an acceleration of any indebtedness of the Company or any subsidiary pursuant to, (i) the charter or bylaws of the Company or any subsidiary, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any subsidiary is a party or by which any of them or their property is or may be bound and which is listed as a material contract filed as an exhibit to the Company's 1995 Annual Report on Form 10-K and any subsequent Exchange Act reports (assuming that all of such agreements are governed by New York law), (iii) any local, state, federal or administrative statute, rule or regulation applicable to the Company or any subsidiary or any Selling Stockholder or any of their respective assets or properties (except with respect to the matters set forth in the opinion of _______________________, as to which no opinion need be expressed) or
     (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any subsidiary or any of their assets or properties known to such counsel, except in the case of clauses (ii), (iii) and (iv) for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not, singly or in the aggregate, have a Material Adverse Effect or (y) are disclosed in the Registration Statement. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for (1) the execution, delivery and performance by the Company of the Underwriting Agreement, (2) the issuance and sale of the Shares or (3) consummation by the Company and the subsidiaries of the transactions described in the Registration Statement except such as have been obtained and made or have been disclosed in the Registration Statement, and except where the failure to obtain such consents or waivers would not, singly or in the aggregate, have a Material Adverse Effect. To such counsel's knowledge, after reasonable inquiry, no consents or waivers from any other person are required for the execution, delivery and performance by the Company of the Underwriting Agreement or the issuance and sale of the Shares, other than such consents and waivers as have been obtained.

          5. None of the Company or the subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          6. Except as set forth in the Underwriting Agreement, to such counsel's knowledge, after reasonable inquiry, no holders of any securities of the Company or any of the subsidiaries or their respective affiliates or of any options, warrants or other convertible or exchangeable securities of the Company or the subsidiaries or their respective affiliates are entitled to include any such securities in or to have such securities registered under the Registration Statement.

          7. Except as disclosed in the Registration Statement, to the knowledge of such counsel, no search of courts having been made, there is
     (i) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or threatened or contemplated to which any of the Company or any subsidiary is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body or (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which any of the Company or any subsidiary is or may be subject or to which the business, assets or property of the Company or any of its subsidiaries are or may be subject has been issued that, in the case of clauses (i), (ii) and (iii) above, (x) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed, (y) could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (z) might interfere with, adversely affect or in any manner question the validity of the issuance and sale of the Shares or any of the other transactions contemplated by the Underwriting Agreement and the Registration Statement.

          8. Such counsel is not aware of any order directed to any document incorporated by reference in the Registration Statement which has been issued by the Commission or any challenge that has been made by the Commission as to the accuracy or adequacy of any such document.

          9. The Company and the transactions contemplated by the Underwriting Agreement meet the requirements for using Form S-3 under the Act. The documents filed under the Act and the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto or from which information is so incorporated by reference (other than the financial statements, notes and schedules thereto and other financial, statistical and accounting information included or incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the Act or the Exchange Act, as the case may be, and the Regulations.

          10. The Registration Statement was declared effective under the Act on _______ __, 1996. To such counsel's knowledge, after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus has been issued, and no proceedings for that purpose have been instituted or threatened by the Commission.

          11. The Registration Statement and the Prospectus (not including the financial statements, notes and schedules thereto, the pro forma financial statements and notes thereto and other financial, statistical and accounting information included or incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the applicable requirements of the Act and the Regulations.

          12. There are no contracts or documents of the Company or any of its subsidiaries known to such counsel, after reasonable inquiry, that are required to be filed (A) as exhibits to the Registration Statement by the Act, (B) as exhibits to any of the documents incorporated by reference by the Exchange Act or (C) by the Regulations that have not been so filed.

          13. The Company has authorized capital stock as set forth in the Prospectus. All the shares of capital stock of the Company outstanding prior to the issuance of the Shares are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights.

          14. The statements made in the Prospectus under the captions "Company History and Sintel Acquisition" and "Telecommunications Construction - International Operations

     (Sintel)" insofar as they purport to constitute summaries or to describe the provisions of the documents, transactions or legal matters therein described, in summary form, have been reviewed by such counsel and are fair and accurate summaries in all material respects.

          15. The Acquisition Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with the terms of such agreement.

          16. The execution and delivery by the Company of the Acquisition Agreement, and the performance of its obligations thereunder, (i) has been authorized by all necessary corporate action on the part of the Company,
     (ii) does not contravene any provision of the Certificate of Incorporation or By-Laws of the Company, (iii) does not require under any present statute or present regulation of any governmental agency or authority of the United States, known by such counsel to be applicable to the Company, or under the Delaware General Corporation Law, any filing by it with, or any approval or consent of, any governmental agency or authority of the United States or the State of Delaware, that has not been made or obtained and (iv) does not violate (A) any present statute, or present regulation of any government agency or authority of the United States known by such counsel to be applicable to the Company, or the Delaware General Corporation Law (except for the securities or blue sky laws of the various states, as to which such counsel may express no opinion), in either case that, in the experience of such counsel, are normally applicable to transactions of the type contemplated by the Acquisition Agreement or (B) any material agreement, court decree or order binding upon it or its property, except for such contraventions, breaches, defaults or violations that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its subsidiaries, taken as a whole.

     We have participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and Sintel and the Underwriters and their representatives at which the contents of the Prospectus and the Registration Statement and any amendment thereof or supplement thereto and related matters were discussed and, although we have not undertaken to investigate or verify independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Prospectus and the Registration Statement or any amendment thereof or supplement thereto (except as indicated above), on the basis of the foregoing, no facts have come to our attention which led us to believe that the Prospectus and the Registration Statement (or any amendment thereof made prior to the Closing Date as of the date of such amendment) as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except we express no opinion as to financial statements and related notes, the financial statement schedules and other financial and statistical data included therein).

                                   EXHIBIT C

                      FORM OF OPINION OF JOSE M. SARIEGO


          1. Each of the Company and its subsidiaries is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Registration Statement and Prospectus and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and the subsidiaries, taken as a whole. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights under the Delaware General Corporation Law, and, except as set forth in the Prospectus, are owned by the Company of record, and beneficially directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other restriction on transferability or voting. Except as set forth in the Prospectus, neither the Company nor any of its subsidiaries owns or holds any interest in any corporation, partnership, trust or association, joint venture or other entity.

          2. All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The authorized, issued and outstanding capital stock of the Company conforms in all respects to the description thereof set forth in the Registration Statement and Prospectus. Except as set forth in the Prospectus, there are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exercisable or exchangeable for, any capital stock or other equity interest in the Company or any of its subsidiaries known to such counsel, after reasonable inquiry.

          3. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Company Shares as provided therein.

          4. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due execution by the other parties thereto, is the legally valid and binding agreement of the Company.

          5. The form of certificates for the Shares conforms to the requirements of the General Corporation Law of the State of Delaware.

                                   EXHIBIT D

                           FORM OF LOCK-UP AGREEMENT


                                 MASTEC, INC.

                                LOCK-UP LETTER


                                                            ____________, 1996


Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
 c/o Bear, Stearns & Co. Inc.
 245 Park Avenue
 New York, New York  10167

Ladies and Gentlemen:

          The undersigned understands that Bear, Stearns & Co. Inc. and Jefferies & Company, Inc. (the "Representatives") of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with MasTec, Inc. (the "Company"), providing for the public offering by the Underwriters, including the Representatives, of common stock, $0.10 par value (the "Common Stock") of the Company (the "Offering").

          In consideration of the Underwriters' agreement to purchase and undertake the Offering of the Common Stock and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of Bear, Stearns & Co. Inc., the undersigned will not, directly or indirectly offer, sell, contract to sell, pledge or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for such Common Stock for a period of ____ days after the commencement of the Offering.

          In addition, the undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such shares on the transfer books and records of the Company and (ii) with respect to any shares for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such shares to cause the transfer agent for the Company to note stop transfer instructions with respect to such shares on the transfer books and records of the Company.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                       Very truly yours,


                                       ___________________________
                                       (Signature)


________________________________
(Name-Please Type)

________________________________
(Address)

________________________________


________________________________
(Social Security or Taxpayer Identification No.)


Number of shares owned or         Certificate numbers:
subject to warrants, options      _________________________
or convertibles securities:
____________________________      _________________________

                                     D-2